Exhibit 99.1

CoreLogic Provides Details on November 17 Special Meeting

IRVINE, Calif., August 14, 2020 — CoreLogic® (NYSE: CLGX), a leading global property data and analytics-driven solutions provider, today responded to a request by Senator Investment Group LP that CoreLogic enter into an agreement with respect to the previously announced November 17 Special Meeting of Shareholders.

Chairman Paul Folino said, “Given the proactive public commitment we have made to hold a Special Meeting on November 17 to address the business proposed by Senator and Cannae, and the specificity we are providing today, we believe their consent solicitation is unnecessary, as is the agreement Senator has asked us to sign. Our Board is focused on shareholder value, and we believe shareholders will understand these tactics are designed to distract from a proposal that significantly undervalues CoreLogic.”

In the interest of transparency for shareholders, CoreLogic is today providing the following information which will be included in its proxy statement for the Special Meeting:

At the Special Meeting, shareholders will vote on:

•	Removal of up to nine CoreLogic directors identified by Senator and Cannae

•	Nomination of nine individuals proposed by Senator and Cannae for appointment to CoreLogic’s Board to fill vacancies resulting from removal of current CoreLogic directors at the Special Meeting

•	Two proposals relating to amendments to CoreLogic’s bylaws that Senator and Cannae have indicated they intend to propose

If current CoreLogic directors are removed at the Special Meeting, the remaining directors will, subject to applicable law, fill the resulting vacancies with the Senator and Cannae nominees, if any, who receive the affirmative vote of the holders of a majority in voting power of CoreLogic’s stock present at the Special Meeting. If the number of Senator and Cannae nominees approved by stockholders exceeds the number of vacancies on the Board resulting from removals, the Board will fill such vacancies with the nominees receiving the highest number of affirmative votes, subject to applicable law.

Shareholders need take no action at this time.

Evercore is serving as financial advisor to CoreLogic and Skadden, Arps, Slate, Meagher & Flom is serving as CoreLogic’s legal advisor.

About CoreLogic

CoreLogic (NYSE: CLGX), the leading provider of property insights and solutions, promotes a healthy housing market and thriving communities. Through its enhanced property data solutions, services and technologies, CoreLogic enables real estate professionals, financial institutions, insurance carriers, government agencies and other housing market participants to help millions of people find, buy and protect their homes. For more information, please visit www.corelogic.com.

CORELOGIC and the CoreLogic logo are trademarks of CoreLogic, Inc. and/or its subsidiaries. All other trademarks are the property of their respective owners.

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Safe Harbor/Forward-Looking Statements

Certain statements made in this press release are forward-looking statements within the meaning of the federal securities laws, including but not limited to those statements related to CoreLogic, Inc.’s (“CoreLogic”, the “Company” or “us”) expected financial results; overall mortgage market volumes; market opportunities; shareholder value creation; statements regarding our strategic plans or growth strategy; and the near and long-term consequences of the unsolicited proposal we received from Cannae Holdings, Inc. (“Cannae”) and Senator Investment Group, LP (“Senator”) on June 26, 2020 (the “Unsolicited Proposal”). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include the risks and uncertainties set forth in Part I, Item 1A of our most recent Annual Report on Form 10-K and Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the U.S. Securities and Exchange Commission (the “SEC”). These risks and uncertainties include but are not limited to: any potential developments related to the Unsolicited Proposal; any impact resulting from COVID-19; our ability to protect our information systems against data corruption, cyber-based attacks or network security breaches; limitations on access to or increase in prices for data from external sources, including government and public record sources; systems interruptions that may impair the delivery of our products and services; changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our customers or us, including with respect to consumer financial services and the use of public records and consumer data; difficult conditions in the mortgage and consumer lending industries and the economy generally; risks related to the outsourcing of services and international operations; our ability to realize the anticipated benefits of certain acquisitions and/or divestitures and the timing thereof; impairments in our goodwill or other intangible assets; and our ability to generate sufficient cash to service our debt. The forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Important Additional Information and Where to Find It

In connection with the special meeting of shareholders (“Special Meeting”) called by the Company’s board of directors, the Company will file a proxy statement (the “Special Meeting Proxy Statement”), together with a WHITE proxy card, with the U.S. Securities and Exchange Commission (the “SEC”). SHAREHOLDERS ARE URGED TO READ THE SPECIAL MEETING PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Shareholders will be able to obtain, free of charge, copies of the Special Meeting Proxy Statement, any amendments or supplements thereto and any other documents (including the

WHITE proxy card) when filed by the Company with the SEC in connection with the Special Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (https://investor.corelogic.com), or by contacting Innisfree M&A Incorporated by phone toll-free at (877) 750-9498 (from the U.S. and Canada) or +1 (412) 232-3651 (from other locations), or by mail at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York, 10022.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and other employees will be participants in the solicitation of proxies from shareholders in connection with the Special Meeting. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of the Company’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Special Meeting Proxy Statement and other materials to be filed with the SEC in connection with the Special Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2020 annual meeting of shareholders (the “2020 Proxy Statement”), filed with the SEC on March 19, 2020. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2020 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Contacts

Investors:

Dan Smith

703-610-5410

danlsmith@corelogic.com

Media:

Sard Verbinnen & Co.

George Sard/Jim Barron/Robin Weinberg

CoreLogic-SVC@SARDVERB.com